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                                                                    EXHIBIT 10.2

                            FLEET CAPITAL CORPORATION
                                Atlanta, Georgia



March 6, 2000


Heafner Tire Group, Inc.,
for itself and as the
representative of the Borrowers
under the Loan Agreement
referred to below
Charlotte, North Carolina


                           Second Amended and Restated
                           Loan and Security Agreement
                            dated as of March 6, 2000

Ladies and Gentlemen:

         We refer to the captioned agreement (the "Loan Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined) to which Heafner Tire Group, Inc., certain of its Subsidiaries and the undersigned, as Administrative Agent, are parties. This letter will memorialize our agreement as to certain unsatisfied conditions to the effectiveness of the Loan Agreement.

         Section 5.1(a)(18) of the Loan Agreement provides that as a condition to the effectiveness of the Loan Agreement, the Administrative Agent shall have received evidence satisfactory to it of a valid and perfected first priority lien (subject only to Permitted Liens) in all Collateral. As to each of Heafner, Winston, CPW, and Cal Tire there remain of record certain financing statements and, in the case of CPW and Winston, agreements are or may be in effect, creating or evidencing a perfected security interest in favor of third parties that do not constitute "Permitted Liens." The Administrative Agent and the Lenders have nevertheless permitted the Loan Agreement to become effective as of the date hereof, in consideration of the Borrowers' promise to cause the releases (or, as specified, lien subordinations) detailed on Exhibit A hereto to become effective within the time periods (if any) specified thereon.

         Kindly evidence your agreement with the foregoing, your undertaking to cause the actions detailed on Exhibit A to be completed within any time periods specified therein and your further agreement that the Borrowers' failure to complete said actions shall constitute an Event of Default, immediately and without any requirement of notice or further opportunity to cure, by signing the attached duplicate of this letter and returning it to the undersigned. Very truly yours,

FLEET CAPITAL CORPORATION, as Administrative Agent



By ___________________________


Acknowledged and agreed this 6th day of March 2000.

HEAFNER TIRE GROUP, INC.,
  for itself and as the representative of
  the Borrowers under the Loan Agreement


By _____________________________


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                                                                       EXHIBIT A


As to Heafner:

Record amendments related to UCC financing statements naming
Bridgestone/Firestone as secured party that correctly reflect the contractual limitation of the Liens of such party on property of Heafner to Liens on tire Inventory bearing its brand (no deadline).

As to Winston:

(1) Record UCC termination statements evidencing release of all Pacific Crest Liens (no deadline), (2) within 30 days after the date of this letter, record amendments or partial releases related to UCC financing statements naming Pirelli Armstrong Tire Company and Yokohama Tire Corporation as secured party that correctly reflect the contractual limitation of the Liens of these companies on property of Winston to Liens on tire Inventory bearing their respective brands and (3) within 45 days after the date of this letter, cause FFCA Acquisition Corporation to release or to subordinate to the prior Liens of the Administrative Agent thereon, its Lien on Winston Inventory (which is located at Winston premises the acquisition of which was financed in whole or in part by FFCA) and record the related UCC financing statement amendment or partial release.

As to CPW:

Within 30 days (as to Pirelli) and 14 days (as to Michelin), respectively, after the date of this letter; as to Pirelli, record amendments or partial releases related to UCC financing statements naming Pirelli Armstrong Tire Company as secured party that correctly reflect the contractual limitation of the Liens of these companies on property of CPW to Liens on tire Inventory bearing its brand and, as to Michelin, record termination statements evidencing the release of all Michelin Liens.

As to Cal Tire:

Record amendments related to UCC financing statements naming
Bridgestone/Firestone as secured party that correctly reflect the contractual limitation of the Liens of such party on property of Cal Tire to Liens on tire Inventory bearing its brand (no deadline).